UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 13, 2004

MASTEC, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

0-08106	65-0829355
(Commission File Number)	(IRS Employer Identification No.)

800 S. Douglas Road, 12th Floor, Coral Gables, Florida 33134
(Address of Principal Executive Offices) (Zip Code)

(305) 599-1800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

Exhibit 99.1	MasTec, Inc. press release dated April 13, 2004 announcing its results of operations for the year ended December 31, 2003

Item 9.	Regulation FD Disclosure (furnished under Item 12, Disclosure of Results of Operations and Financial Condition)

        On April 13, 2004, MasTec, Inc. announced its results of operations for the year ended December 31, 2003. A copy of the related press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

        The information provided in this Form 8-K is being furnished under Item 12, Disclosure of Results of Operations and Financial Condition, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MasTec Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2004	MASTEC, INC. By: —————————————— Austin Shanfelter Chief Executive Officer MASTEC, INC.